GLOBAL PARTNERS
INCOME FUND INC.

ANNUAL REPORT

AUGUST 31, 1997

                                                     --------------------
American Stock Transfer & Trust Company                   BULK RATE
40 Wall Street                                           U.S. POSTATE
New York, New York 10005                                     PAID
                                                       STATEN ISLAND, NY
                                                          PERMIT No.
                                                              169
                                                      -------------------

GLOBAL             PARTNERS             INCOME             FUND             INC.

October 24, 1997
To Our Shareholders:

We are pleased to provide this annual report for the Global Partners Income Fund Inc. (the 'Fund') for the fiscal year ended August 31, 1997. Included are market commentary, audited financial statements, the related report of independent accountants and other information about the Fund.

During the twelve months ended August 31, 1997, the net asset value for the Fund increased from $13.88 per share to $16.18 per share as of August 31, 1997. Dividends of $1.715 per share were paid during this period. Assuming the reinvestment of these dividends in additional shares of the Fund, the net asset value return for the fiscal year ended August 31, 1997 was 30.37%. During the same period, the Salomon Brothers Brady Bond Index and the Salomon Brothers High-Yield Market Index returned 31.15% and 15.55%, respectively.

On August 31, 1997, the Fund, as a percentage of total investments, was approximately 48% invested in securities of emerging market issuers, including obligations of sovereign governments and companies. The balance of the Fund's assets was invested in U.S. high-yield securities and short-term investments.

EMERGING MARKET DEBT SECURITIES

The emerging debt markets enjoyed a strong performance in the twelve months ended August 31, 1997, and maintained strong investor support. The impact on these markets from the heightened U.S. stock market volatility has been limited. Indeed, emerging debt markets have benefited from favorable market conditions, attractive yields and positive economic and political settings in many key countries, as well as from the Federal Reserve's decision to hold U.S. interest rates steady since March.

Latin America. We believe prospects for economic growth in Latin America are especially bright, with annual GDP growth rates of 4%-6% expected over the next two years. In Mexico, the recent election results signal a decisive step toward greater democracy and, in our view, are not likely to derail the ongoing reform process. Earlier this year, Mexico's balance of payments situation improved with the prepayment of the last $3.5 billion of its $12.5 billion U.S. Treasury loan and the reduction of its outstanding balance to the International Monetary Fund ('IMF').

Brazil's launch of its $3 billion, 30-year global bond was the largest amount ever issued by an emerging market borrower, and will likely allow Brazilian corporates to obtain more attractive, longer-term financing.

Argentina aggressively tapped the markets early this year, taking advantage of favorable global conditions. In April, a change in methodology by S&P -- whereby, under certain circumstances, a sovereign country's rating is no longer a ceiling for its corporate issuers -- allowed for the upgrading of twelve Argentine corporate ratings to BBB-. This represents an investment-grade rating two notches above the sovereign and spurred a strong rally in the bonds that were upgraded.

Venezuela's privatization efforts and restructurings have continued. The Government is planning a longer-term debt management strategy that would reduce the amount budgeted for debt service from 40% of the budget to 25% by the year 2000. S&P upgraded Venezuela's long-term foreign currency debt to B+ from B, reflecting the country's commitment to reform, higher world oil prices, fiscal restraint and increased oil production.

Although political instability earlier this year caused a great deal of volatility in Ecuador, current interim Government officials remain committed to correcting the fiscal imbalances. Moody's assigned Ecuador's long-term foreign currency debt a B1 rating, reflecting its competitive export sector and

GLOBAL             PARTNERS             INCOME             FUND             INC.

basically sound economic policies. However, the recent announcement that gasoline prices will not be increased significantly reduces the potential for an IMF deal.

Eastern Europe. Following a period of declining economic activity and a weak currency, Bulgaria has embarked on an impressive turnaround. In exchange for IMF support, Bulgaria agreed to launch a currency board and to implement tight fiscal and monetary policies. With the victory of the pro-reform UDF party earlier this year, there is both the incentive and the political majority to deliver swift economic reform. The momentum of stabilization and reform efforts continues to be strong, and market expectations remain solid, as Bulgarian debt instruments continue to outperform.

In Russia, President Yeltsin's return from a prolonged illness provided an element of stability. The debt restructuring process is under way, with more than 90% of an estimated US$24.3 billion in eligible debt having been reconciled. Progress on the inflation front reflects the impact of high real interest rates and tight monetary policy. The government achieved its self-imposed deadline of July 1 for repaying outstanding pension arrears.

S&P reaffirmed the BBB- rating for Poland's long-term foreign currency debt but raised its outlook to positive from stable. The recent underperformance of Polish Brady bonds reflects growing investor concern about the upcoming elections and the widening current account deficit. Tighter monetary policy, in the form of a higher discount rate and greater reserve requirements, should help to improve macroeconomic stability, but higher levels of public sector saving still need to be achieved.

U.S. HIGH-YIELD SECURITIES

The U.S. high-yield market posted a strong performance in the twelve months ended August 31, 1997, buoyed by both fundamental and technical factors. The near-perfect combination of moderate U.S. economic growth and low inflation -- which has kept the Federal Reserve on hold since March -- has served to improve credit among a broad spectrum of issuers. In addition, mutual fund cash inflows continued at a healthy pace, and CBO (collateralized bond obligation) funding created strong demand for mid-to better-quality paper. New issuance remained heavy and is on track to surpass record levels this year.

In the portfolio, we remain overweighted in manufacturing, consumer non-cyclicals and energy and underweighted in media, housing and transportation.

                                 *     *     *

On September 24, 1997, Travelers Group ('Travelers') and Salomon Inc ('Salomon'), the ultimate parent company of Salomon Brothers Asset Management Inc ('SBAM'), announced their agreement (the 'Transaction') to merge Salomon with and into Smith Barney Holdings Inc., a subsidiary of Travelers, to form a new company expected to be called Salomon Smith Barney Holdings Inc. Travelers is a diversified financial services company engaged in investment services, asset management, consumer finance and life and property casualty insurance services.

The Transaction is expected to be completed by the end of November, 1997, subject to a number of conditions, including the receipt of U.S. and foreign regulatory approvals and the approval of Salomon stockholders. Upon consummation of the Transaction, Travelers will become the ultimate parent of SBAM, which will continue to serve as investment adviser to the Fund.

At a special meeting of stockholders of the Fund held on October 14, 1997, the Fund's shareholders approved a new investment management agreement for the Fund with Value Advisors LLC ('Value Advisors') and a new investment advisory and administration agreement among the Fund, Value

GLOBAL             PARTNERS             INCOME             FUND             INC.

Advisors and SBAM. The new agreements will take effect upon the closing of the sale of Value Advisors by Oppenheimer Group Inc. to PIMCO Advisors L.P., which is expected to occur in November, 1997. Prior to the closing, Value Advisors will assume the responsibilities and obligations that are currently performed by Advantage Advisers, Inc. under the existing agreements.

As another current matter, in response to recent amendments to Maryland corporate law, the Board of Directors recently reviewed various corporate governance provisions in the Fund's By-Laws and approved amendments to the Fund's By-Laws to (1) increase the percentage of stockholder voting power that is required to call a special meeting of its stockholders to a majority of the votes entitled to be cast at the meeting and (2) reduce the minimum permissible board committee size to one director.

In a continuing effort to provide timely information concerning Global Partners Income Fund Inc., shareholders may call 1-888-777-0102 (a toll-free number), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. Should you require specific information regarding your Global Partners Income Fund Inc. stock account, or for information regarding the Fund's Dividend Reinvestment Plan, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

                                 Cordially,

MICHAEL S. HYLAND                                      ALAN RAPPAPORT
------------------------                               --------------------
Michael S. Hyland                                      Alan Rappaport
Chairman of the Board                                  President

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------
Statement of Investments
August 31, 1997

PRINCIPAL
 AMOUNT                                                                                         VALUE
 (000)      Corporate Bonds -- 69.7%                                                         (NOTE 2)
----------------------------------------------------------------------------------------------------------
             Basic Industries -- 8.7%
   $ 2,000   Algoma Steel Inc., 12.375%, 7/15/05(C).........................................  $  2,295,000

     1,500   Asia Pulp & Paper International Finance, 11.75%, 10/01/05.....................      1,578,750

     2,000   Berry Plastics, 12.25%, 4/15/04(C).............................................     2,202,500

     2,000   Doman Industries Limited, 8.75%, 3/15/04(C)....................................     1,970,000

     1,000   Envirosource Inc., 9.75%, 6/15/03.............................................        995,000

     2,000   Freedom Chemicals Inc., 10.625%, 10/15/06.....................................      2,100,000

     2,000   NL Industries, Zero Coupon until 10/15/98 (13.00% thereafter), 10/15/05(C).....     1,925,000

     1,000   Printpack Inc., 10.625%, 8/15/06(C)............................................     1,078,750

     2,000   Radnor Holdings, 10.00%, 12/01/03.............................................      2,050,000

     2,000Units Stone Container Corp., 12.25%, 4/01/02@.......................................   2,060,000

     1,000   Tekni-Plex Inc., 11.25%, 4/01/07(W)............................................     1,090,000

     1,000   Tjiwi Kimia, 10.00%, 8/01/04(W)................................................       972,500
                                                                                              ------------
                                                                                                20,317,500
                                                                                              ------------
             Consumer Cyclicals -- 5.5%

       750   AFC Enterprises, 10.25%, 5/15/07(W)............................................       772,500

     2,000   Collins & Aikman, 10.00%, 1/15/07.............................................      2,010,000

     1,500   CSK Auto Inc., 11.00%, 11/01/06(C).............................................     1,586,250

     2,000   Finlay Fine Jewelry, 10.625%, 5/01/03(C).......................................     2,100,000

     2,000   Hills Stores, 12.50%, 7/01/03.................................................      1,685,000

     1,500   HMH Properties Inc., 8.875%, 7/15/07(W)........................................     1,518,750

     1,000   Synthetic Industries, 9.25%, 2/15/07..........................................      1,030,000

     2,000   Wyndham Hotel Corp., 10.50%, 5/15/06(C)........................................     2,260,000
                                                                                              ------------
                                                                                                12,962,500
                                                                                              ------------
             Consumer Non-Cyclicals -- 18.1%

     2,000   Ameristar Casinos Inc., 10.50%, 8/01/04(C,W)...................................     1,965,000

     1,000   B&G Foods Inc., 9.625%, 8/01/07(W).............................................       995,000

     1,000   Brunos Inc., 10.50%, 8/01/05..................................................        840,000

     2,000   Carr-Gottstein Foods Co., 12.00%, 11/15/05(C)..................................     2,220,000

     2,000   CFP Holdings Inc., 11.625%, 1/15/04...........................................      2,030,000

     3,500   Coleman Escrow Corp., Zero Coupon, 5/15/01(W)..................................     2,091,250

     1,000   Dade International Inc., 11.125%, 5/01/06.....................................      1,126,250

     1,000   Doane Products Company, 10.625%, 3/01/06......................................      1,060,000

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
---------------------------
Statement of Investments  (continued)
August 31, 1997

PRINCIPAL
  AMOUNT                                                                                         VALUE
  (000)      Corporate Bonds (continued)                                                        (NOTE 2)
----------------------------------------------------------------------------------------------------------
             Consumer Non-Cyclicals -- 18.1% (concluded)
   $ 1,500   Genesis Eldercare, 9.00%, 8/01/07(W)...........................................  $  1,503,750

     2,250   Hines Horticulture, 11.75%, 10/15/05(C)........................................     2,385,000

     1,500   Horseshoe Gaming, 9.375%, 6/15/07(W)...........................................     1,530,000

     1,900   North Atlantic Trading, 11.00%, 6/15/04(W).....................................     1,966,500

       500   Pen-Tab Industries Inc., 10.875%, 2/01/07.....................................        493,750

     1,500   Plastic Specialty, 11.25%, 12/01/03(C).........................................     1,597,500

       500   Playtex Products Inc., 8.875%, 7/15/04(W)......................................       505,000

     1,000   Pueblo XTRA International, 9.50%, 8/01/03.....................................        977,500

     1,000   Pueblo XTRA International, Series C, 9.50%, 8/01/03...........................        985,000

     2,000   Rayovac Corp., 10.25%, 11/01/06(C).............................................     2,097,500

     3,000   Revlon Worldwide, Zero Coupon, 3/15/01(C)......................................     2,118,750

     1,500   Riddell Sports Inc., 10.50%, 7/15/07..........................................      1,567,500

       900   SC International Services, 9.25%, 9/01/07(W)...................................       906,750

     1,000   SC International Services, 13.00%, 10/01/05(C).................................     1,132,500

     1,000   Selmer Co. Inc., 11.00%, 5/15/05(C)............................................     1,090,000

     1,000   Shop Vac Corp., 10.625%, 9/01/03(C)............................................     1,077,500

     1,550   Stroh Brewery, 11.10%, 7/01/06(C)..............................................     1,619,750

     2,000   Trump Atlantic City Associates, 11.25%, 5/01/06(C).............................     1,950,000

     1,500   Twin Laboratories Inc., 10.25%, 5/15/06(C).....................................     1,650,000

         2Units Urohealth Systems Inc., 12.50%, 4/01/04(W,Y)................................     1,935,000

     1,000   Waterford Gaming LLC, 12.75%, 11/15/03........................................      1,105,000
                                                                                              ------------
                                                                                                42,521,750
                                                                                              ------------
             Energy -- 7.3%

     2,000   Benton Oil & Gas, 11.625%, 5/01/03(C)..........................................     2,180,000

     2,000   Cliffs Drilling, 10.25%, 5/15/03(C)............................................     2,140,000

     1,000   Dailey Petroleum, 9.75%, 8/15/07(W)............................................     1,017,500

     1,000   KCS Energy Inc., 11.00%, 1/15/03..............................................      1,095,000

     1,000   Magnum Hunter, 10.00%, 6/01/07(W)..............................................     1,005,000

     2,000   National Energy Group, 10.75%, 11/01/06.......................................      2,085,000

     2,000   Parker Drilling Corp., 9.75%, 11/15/06(C)......................................     2,120,000

     1,500   Snyder Oil Corp., 8.75%, 6/15/07..............................................      1,507,500

       600   TransAmerican Energy, 11.50%, 6/15/02(W).......................................       582,000

     2,000   TransAmerican Energy, Zero Coupon until 6/15/99 (13.00% thereafter),
               6/15/02(W)...................................................................     1,515,000

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
-------------------------
Statement of Investments  (continued)
August 31, 1997

PRINCIPAL
  AMOUNT                                                                                         VALUE
  (000)      Corporate Bonds (continued)                                                        (NOTE 2)
----------------------------------------------------------------------------------------------------------
             Energy -- 7.3% (concluded)
   $ 2,000   United Refining, 10.75%, 6/15/07(W)............................................  $  2,000,000
                                                                                              ------------
                                                                                                17,247,000
                                                                                              ------------
             Financial -- 2.4%

     1,000   Airplanes Pass Through Trust, 10.875%, 3/15/19(C)..............................     1,141,250

     2,000   Central Transport Rental, 9.50%, 4/30/03......................................      2,100,000

     1,000   Cityscape Financial Corp., 12.75%, 6/01/04(W)..................................       800,000

     1,500   Williams Scotsman Inc., 9.875%, 6/01/07(W).....................................     1,511,250
                                                                                              ------------
                                                                                                 5,552,500
                                                                                              ------------
             Housing Related -- .4%

     1,000   Waxman Industries Inc., Zero Coupon until 6/01/99 (12.75% thereafter),
               6/01/04.....................................................................        868,750
                                                                                              ------------
             Industrial/Manufacturing -- 9.3%

     1,000   Alvey Systems Inc., 11.375%, 1/31/03(C)........................................     1,037,500

     1,250   Burke Industries Inc., 10.00%, 8/15/07(W)......................................     1,268,750

     1,500   Clark-Schwebel Inc., 10.50%, 4/15/06(C)........................................     1,623,750

     2,000   Foamex L.P., 9.875%, 6/15/07(W)................................................     2,030,000

     1Unit   Glasstech Inc., 12.75%, 7/01/04(W,Z)............................................    1,062,500

       900   HCC Industries, 10.75%, 5/15/07(W).............................................       963,000

     1,900   High Voltage Engineering, 10.50%, 8/15/04(W)...................................     1,916,625

     1,000   Insilco Corp., 10.25%, 8/15/07(W)..............................................     1,016,250

     2,000   Jordan Industries, 10.375%, 8/01/07(C,W).......................................     2,015,000

     2,000   L-3 Comms Corp., 10.375%, 5/01/07(W)...........................................     2,145,000

     2,000   Talley Mfg. & Technology, 10.75%, 10/15/03....................................      2,100,000

     2,000   Terex Corp., 13.25%, 5/15/02(C)................................................     2,275,000

       500   Venture Holdings Trust, 9.50%, 7/01/05(W)......................................       493,750

     1,885   Venture Holdings Trust, 9.75%, 4/01/04........................................      1,823,738
                                                                                              ------------
                                                                                                21,770,863
                                                                                              ------------
             Media/Telecommunications -- 10.9%

     1,750   Adelphia Communications, 12.50%, 5/15/02(C)....................................     1,850,625

     1,500   American Media Operations, Inc., 11.625%, 11/15/04............................      1,642,500

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND
-------------------------
Statement of Investments  (continued)
August 31, 1997

PRINCIPAL
  AMOUNT                                                                                         VALUE
  (000)      Corporate Bonds (continued)                                                        (NOTE 2)
----------------------------------------------------------------------------------------------------------
             Media/Telecommunications -- 10.9% (concluded)
   $ 2,000   Cablevision Systems Corp., 10.50%, 5/15/16(C)..................................  $  2,240,000

     2,050   Diamond Cable Co., Zero Coupon until 12/15/00 (11.75% thereafter),
               12/15/05(C)..................................................................     1,463,188

     2,000   Granite Broadcasting, 10.375%, 5/15/05(C)......................................     2,055,000

     6,000   Hollinger Inc., Convertible Bond, Zero Coupon, 10/05/13.......................      2,280,000

     1,750   ICG Holding Inc., Zero Coupon until 9/15/00 (13.50% thereafter), 9/15/05(C)....     1,343,125

     2,000   Intermedia Communications of Florida, Zero Coupon until 5/15/01 (12.50%
               thereafter), 5/15/06........................................................      1,460,000

     3,500   Marcus Cable Co., Zero Coupon until 6/15/00 (14.25% thereafter), 12/15/05(C)...     2,843,750

     2,500   NTL Inc., Zero Coupon until 2/01/01 (11.50% thereafter), 2/01/06..............      1,812,500

     2,000   Rogers Communications, 8.875%, 7/15/07........................................      1,992,500

     1,500   SFX Broadcasting, 10.75%, 5/15/06(C)...........................................     1,620,000

     3,000   United International Holdings, Zero Coupon, 11/15/99..........................      2,385,000

     1,000   Wireless One Inc., 13.00%, 10/15/03(C).........................................       530,000
                                                                                              ------------
                                                                                                25,518,188
                                                                                              ------------
             Services/Other -- 3.3%

     2,200   Allied Waste Industries, Zero Coupon until 6/01/02 (11.30% thereafter),
               6/01/07(W)...................................................................     1,485,000

     2,000   Borg-Warner Security Corp., 9.125%, 5/01/03(C).................................     2,000,000

     1,000   Dyncorp Inc., 9.50%, 3/01/07..................................................      1,010,000

     1,300   Intertek Finance PLC, 10.25%, 11/01/06........................................      1,358,500

     1,000   Norcal Waste Systems, 13.25%, 11/15/05*.......................................      1,130,000

     1,000   Speedy Muffler King Inc., 10.875%, 10/01/06(C).................................       900,000
                                                                                              ------------
                                                                                                 7,883,500
                                                                                              ------------
             Technology/Electronics -- 1.3%

       900   Amphenol Corp., 9.875%, 5/15/07...............................................        938,250

       900   DecisionOne Corp., 9.75%, 8/01/07.............................................        922,500

     1,000   Exide Electronics Group, 11.50%, 3/15/06......................................      1,143,750
                                                                                              ------------
                                                                                                 3,004,500
                                                                                              ------------
             Transportation -- 1.3%

     1,000   Atlantic Express, 10.75%, 2/01/04(W)...........................................     1,045,000

     2,000   TFM Sa De Cv, Zero Coupon until 6/15/02 (11.75% thereafter), 6/15/09(W)........     1,235,000

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
---------------------------
Statement of Investments  (continued)
August 31, 1997

PRINCIPAL
  AMOUNT                                                                                         VALUE
  (000)      Corporate Bonds (concluded)                                                        (NOTE 2)
----------------------------------------------------------------------------------------------------------
             Transportation -- 1.3% (concluded)
    $  750   TFM Sa De Cv, 10.25%, 6/15/07(W)...............................................  $    772,500
                                                                                              ------------
                                                                                                 3,052,500
                                                                                              ------------
             Utilities -- 1.2%

     1,000   AES China Generating Co., 10.125%, 12/15/06...................................      1,085,000

     1,250   AES Corp., 10.25%, 7/15/06(C)..................................................     1,368,750

       500   Companhia Energetica De Sao Paul, 9.125% until 6/26/02 (9.625% thereafter),
             6/26/07(W).....................................................................       492,500
                                                                                              ------------

                                                                                                 2,946,250
                                                                                              ------------
              Total Corporate Bonds (cost $157,747,741)....................................    163,645,801
                                                                                              ------------
              Sovereign Bonds -- 42.5%
----------------------------------------------------------------------------------------------------------
             Argentina -- 8.4%

     6,548   Republic of Argentina, FRB, Series L, 6.75%, 3/31/05*,(C)......................     6,228,309

    18,500   Republic of Argentina, Par Bond, Series L-GP, 5.50%, 3/31/23*,(C)..............    13,609,063
                                                                                              ------------
                                                                                                19,837,372
                                                                                              ------------
             Brazil -- 9.2%

    13,824   Federal Republic of Brazil, C Bond, 8.00%, 4/15/14C,(X).......................     11,266,880

     6,500   Federal Republic of Brazil, DCB, Series L, 6.9375%, 4/15/12*,(C)...............     5,382,813

       750   Federal Republic of Brazil, Global Bond, 10.125%, 5/15/27.....................        730,313

     3,000   Federal Republic of Brazil, Investment (Exit) Bond, 6.00%, 9/15/13(C)..........     2,377,500

     2,000   Federal Republic of Brazil, NMB, Series L, 6.9375%, 4/15/09*,(C)...............     1,765,000
                                                                                              ------------
                                                                                                21,522,506
                                                                                              ------------

             Bulgaria -- 1.3%

       500   Republic of Bulgaria, FLIRB, Series A, 2.25%, 7/28/12*........................        309,687

     3,500   Republic of Bulgaria, IAB, 6.6875%, 7/28/11*,(C)...............................     2,695,000
                                                                                              ------------
                                                                                                 3,004,687
                                                                                              ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------
Statement of Investments  (continued)
August 31, 1997

PRINCIPAL
 AMOUNT                                                                                          VALUE
  (000)      Sovereign Bonds (concluded)                                                        (NOTE 2)
----------------------------------------------------------------------------------------------------------
             Costa Rica -- 5.6%
   $ 7,000   Costa Rica, Principal Bond, Series A, 6.25%, 5/21/10##........................   $  6,160,000
     8,500   Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15##........................      6,970,000
                                                                                              ------------
                                                                                                13,130,000
                                                                                              ------------
             Ecuador -- 2.2%
     7,098   Republic of Ecuador, PDI Bond, 6.6875%, 2/27/15*,(C,X)..........................    5,057,384
                                                                                              ------------
             Ivory Coast -- .3%
     2,000   Ivory Coast, FLIRB*,#.........................................................        785,000
                                                                                              ------------
             Mexico -- 4.4%
     9,000   United Mexican States, Global Bond, 11.375%, 9/15/16(C)........................    10,417,500
                                                                                              ------------
             Panama -- 2.4%
       900   Republic of Panama, IRB, 3.75%, 7/17/14*......................................        698,624
     5,669   Republic of Panama, PDI Bond, 6.6875%, 7/17/16*,(C,X).........................      4,974,184
                                                                                              ------------
                                                                                                 5,672,808
                                                                                              ------------
             Peru -- 1.9%
     7,250   Republic of Peru, FLIRB, 3.25%, 3/07/17*,(C)...................................     4,368,125
                                                                                              ------------
             Poland -- 1.1%
     3,000   Republic of Poland, PDI Bond, 4.00%, 10/27/14*,(C).............................     2,591,250
                                                                                              ------------
             Venezuela -- 5.7%
    14,250   Republic of Venezuela, DCB Trust, Series DL, 6.75%, 12/18/07*,(C)..............    13,332,656
                                                                                              ------------

             Total Sovereign Bonds (cost $88,263,718)......................................     99,719,288
                                                                                              ------------

             Loan Participations -- 16.8%
----------------------------------------------------------------------------------------------------------
    13,750    Bank for Foreign Economic Affairs, Vnesheconombank(a),(b) (Merrill Lynch
               International, Chase Manhattan, London, J.P. Morgan Securities)(T)............   13,689,845

    23,706   Kingdom of Morocco, Tranche B, 6.8125%, 1/01/04* (Morgan Guaranty Trust
               Company of New York, Morgan Stanley Emerging Markets Inc.)(T,F)...............   23,705,880

    2,300    The People's Democratic Republic of Algeria, Tranche A, 6.909%, 9/04/06*
               (Chase Manhattan)(T)..........................................................    2,035,500
                                                                                              ------------
              Total Loan Participations (cost $33,982,410)..................................    39,431,225
                                                                                              ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Statement of Investments  (continued)
August 31, 1997

                                                                                                 VALUE
             Common Stock -- .0%                                                              (NOTE 2)
----------------------------------------------------------------------------------------------------------
    3,900    Anvil Holdings, Inc. Class B (cost $19,800)(a)................................   $     19,831
   Shares
                                                                                              ------------
             Preferred Stock -- .5%
----------------------------------------------------------------------------------------------------------

 1,000,000   Asia Pulp & Paper Finance (II) Mauritius Limited, Series A, 12.00%*...........        997,500
  Shares

    12,394   Anvil Holdings, Inc., 13.00%, 3/15/09(X)......................................        290,026
  Shares
                                                                                              ------------
             Total Preferred Stock (cost $1,290,058).......................................      1,287,526
                                                                                              ------------
             Warrants & Rights(a) -- .1%
----------------------------------------------------------------------------------------------------------

     2,000   Exide Electronics Group (Exercise price of $13.475 per share expiring on
  Warrants     3/15/06. Each warrant exercisable for 5.15 shares of common stock.).........        102,000

     5,000   In Flight Phone (Exercise price of $.01 per share expiring on 8/31/02. Each
  Warrants     warrant exercisable for one share of common stock.).........................              0

     8,000   Terex Corporation Stock Appreciation Rights (Expiring on 5/15/02).............        120,000
    Rights

     6,000   United International Holdings (Exercise price of $15 per share expiring on
  Warrants      11/15/99. Each warrant exercisable for 4.535 shares of common stock.).......        30,000

     3,000   Wireless One Inc. (Exercise price of $11.55 per share. Each warrant
  Warrants      exercisable for one share of common stock.).................................         3,000

             Total Warrants & Rights (cost $152,964).......................................        255,000
                                                                                              ------------
PRINCIPAL
  AMOUNT
  (000)      Repurchase Agreement -- 1.2%
----------------------------------------------------------------------------------------------------------
             State Street Bank, 5.50%, cost $2,742,000 dated 8/29/97, $2,743,676 due
               9/02/97, (collateralized by $2,725,000 U.S. Treasury Note, 6.125%, due
   $ 2,742     3/31/98, valued at $2,799,938)..............................................      2,742,000
                                                                                               ------------
             Total Investments -- 130.8% (cost $284,198,691)...............................    307,100,671
                                                                                              ------------
             Liabilities in Excess of Other Assets -- (30.8%)..............................    (72,365,819)

             Net Assets -- 100.0%
               (equivalent to $16.18 per share on 14,507,134 common shares outstanding)....   $234,734,852
                                                                                              ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
-------------------------
Statement of Investments (concluded)
August 31, 1997

--------------------------------------------------------------------------------

* Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(C) All or a portion of the security is segregated as collateral pursuant to a loan agreement.

(F) Fair valued security (Note 2).

(W) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(X) Payment-in-kind security for which all or part of the income earned is capitalized as additional principal.

(Y) Each unit is comprised of a $1,000 par Senior Note due 4/01/04 and a warrant to purchase common stock.

(Z) Each unit is comprised of a $1,000 par Senior Note due 7/01/04 and a warrant to purchase .0125 shares of common stock.

 @ Each unit is comprised of a $1 par 10.75% Senior Debenture Note due 4/01/02 and a 1.50% Supplemental Interest Certificate.

 ## Securities valued at $13,130,000 as of August 31, 1997 were segregated to be available for the purchase of delayed delivery and 'when and if issued' securities with a cost of $7,756,750.

 #  'When and if issued' security.

(T) Participation interests were acquired through the financial institutions indicated parenthetically.

(a) Non-income producing security.

(b) Security is currently in default.

    DCB -- Debt Conversion Bond.

    FLIRB -- Front Loaded Interest Reduction Bond.

    FRB -- Floating Rate Bond.

    IAB -- Interest in Arrears Bond.

    IRB -- Interest Reduction Bond.

    NMB -- New Money Bond.

    PDI -- Past Due Interest.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------------------
Statement of Assets and Liabilities
August 31, 1997

ASSETS
Investments, at value (cost -- $284,198,691)................................................   $307,100,671
Cash..........................................................................................            445
Interest receivable...........................................................................      6,493,514
Receivable for investments sold...............................................................      6,236,250
Unamortized organization expenses (Note 2)....................................................         25,751
Prepaid expenses..............................................................................         14,413
                                                                                                 ------------
        Total assets..........................................................................    319,871,044
                                                                                                 ------------
LIABILITIES
Loan payable (Note 5).........................................................................     75,000,000
Payable for investments purchased.............................................................      7,756,750
Accrued interest expense on loan (Note 5).....................................................      2,032,031
Accrued management fee (Note 3)...............................................................        220,822
Accrued audit and tax return preparation fees.................................................         66,833
Accrued legal fee.............................................................................         26,999
Accrued custodian expense.....................................................................         14,200
Accrued printing and mailing fees.............................................................         11,000
Other accrued expenses........................................................................          7,557
                                                                                                 ------------
        Total liabilities.....................................................................     85,136,192
                                                                                                 ------------
NET ASSETS
Common Stock ($.001 par value, 100,000,000 shares authorized; 14,507,134 shares
  outstanding)................................................................................         14,507
Additional paid-in capital....................................................................    202,591,603
Undistributed net investment income...........................................................      2,263,633
Accumulated net realized gain on investments..................................................      5,639,379
Net unrealized appreciation on investments (Note 7)...........................................     24,225,730
                                                                                                 ------------
        Net assets............................................................................   $234,734,852
                                                                                                 ------------
NET ASSET VALUE PER SHARE ($234,734,852[div]14,507,134 shares)................................   $      16.18
                                                                                                 ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------
Statement of Operations
For the Year Ended August 31, 1997

INVESTMENT INCOME
    INCOME
        Interest (includes discount accretion of $5,786,416).......................                  $30,460,210
    EXPENSES
        Interest expense (Note 5)..................................................   $4,985,618
        Management fee (Note 3)....................................................    2,447,677
        Legal......................................................................      124,297
        Custodian..................................................................       83,047
        Audit and tax services.....................................................       70,000
        Transfer agent.............................................................       43,985
        Directors' fees and expenses (Note 3)......................................       33,408
        Printing...................................................................       26,608
        Listing fee................................................................       25,736
        Amortization of deferred organization expenses (Note 2)....................       22,272
        Shareholder annual meeting.................................................       17,328
        Other......................................................................       17,833      7,897,809
                                                                                      ----------    -----------
    Net investment income..........................................................                  22,562,401
                                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN
    Net Realized Gain on Investments...............................................                  18,834,581
    Change in Net Unrealized Appreciation on Investments...........................                  16,819,689
                                                                                                    -----------
    Net realized gain and change in net unrealized appreciation on investments.....                  35,654,270
                                                                                                    -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS.....................................                 $58,216,671
                                                                                                    -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
-----------------------------------
Statement of Changes in Net Assets

                                                                                     FOR THE         FOR THE
                                                                                    YEAR ENDED      YEAR ENDED
                                                                                    AUGUST 31,      AUGUST 31,
                                                                                       1997            1996
---------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income.......................................................   $ 22,562,401    $ 24,678,884
    Net realized gain on investments............................................     18,834,581      12,229,692
    Change in net unrealized appreciation (depreciation) on investments.........     16,819,689      24,872,414
                                                                                   ------------    ------------
    Net increase in net assets from operations..................................     58,216,671      61,780,990
DIVIDENDS
    From net investment income..................................................    (24,879,757)    (21,561,250)
                                                                                   ------------    ------------
    Total increase in net assets................................................     33,336,914      40,219,740
NET ASSETS
    Beginning of year...........................................................    201,397,938     161,178,198
                                                                                   ------------    ------------
    End of year (includes undistributed net investment income of $2,263,633 and
      $4,580,989, respectively).................................................   $234,734,852    $201,397,938
                                                                                   ------------    ------------

------------------------------------------------
Statement of Cash Flows
For the Year Ended August 31, 1997

CASH FLOWS FROM OPERATING ACTIVITIES:
    Purchases of portfolio securities.........................................................   $(306,751,114)
    Proceeds from sales of portfolio securities and principal paydowns........................     310,593,940
    Net sales of short-term investments.......................................................       6,170,000
                                                                                                 -------------
                                                                                                    10,012,826
    Net investment income.....................................................................      22,562,401
    Accretion of discount on investments......................................................      (5,786,416)
    Capitalized income on payment-in-kind securities..........................................      (1,880,263)
    Amortization of organization expenses.....................................................          22,272
    Net change in receivables/payables related to operations..................................         (51,118)
                                                                                                 -------------
        Net cash provided by operating activities.............................................      24,879,702
                                                                                                 -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
    Common stock dividends paid...............................................................     (24,879,757)
                                                                                                 -------------
        Net cash used by financing activities.................................................     (24,879,757)
                                                                                                 -------------
Net decrease in cash..........................................................................             (55)
Cash at beginning of year.....................................................................             500
                                                                                                 -------------
CASH AT END OF YEAR...........................................................................   $         445
                                                                                                 -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
-------------------------------
Notes to Financial Statements

Note 1. Organization

Global Partners Income Fund Inc. (the 'Fund') was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 29, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Investment transactions are
recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------------
Notes to Financial Statements  (continued)

FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to comply
with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers (See Note 4) are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sale and post-October losses. Dividends which exceed net investment income for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income.

UNAMORTIZED ORGANIZATION EXPENSES.   Organization expenses amounting to $113,655
were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations. For the year ended August 31, 1997, the Fund paid interest expense of $5,025,462.

Note 3. Management and Advisory Fees and Other Transactions

The Fund entered into a management agreement with Advantage Advisers, Inc. (the 'Investment Manager'), a subsidiary of Oppenheimer & Co., Inc. ('Oppenheimer'), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

GLOBAL             PARTNERS             INCOME             FUND             INC.
-----------------------------
Notes to Financial Statements  (continued)

The Investment Manager and the Fund entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the 'Investment Adviser'), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .65% of the Fund's average weekly net assets for its services.

At August 31, 1997, Oppenheimer and the Investment Adviser owned 3,567 and 4,587 shares of the Fund, respectively.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, $700 for attendance at each board meeting, $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

Note 4. Portfolio Activity

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 1997, aggregated $309,595,364 and $312,796,775, respectively. The federal income tax cost basis of the Fund's investments at August 31, 1997 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $25,948,580 and $1,722,850, respectively, resulting in net unrealized appreciation for federal income tax purposes of $24,225,730.

In the current year ended August 31, 1997, the Fund utilized a capital loss carryforward of $12,899,400 to offset net realized capital gains.

Note 5. Bank Loan

The Fund has outstanding a $75,000,000 loan pursuant to a secured loan agreement with ING Baring (U.S.) Capital Corporation. The current interest rate on the loan is equal to six-month LIBOR plus 0.4375% and the maturity date is April 1, 1998. The collateral for the loan was valued at $147,099,575 on August 31, 1997 and is being held in a segregated account by the

GLOBAL             PARTNERS             INCOME             FUND        INC.
------------------------------
Notes to Financial Statements  (continued)

Fund's custodian. In accordance with the terms of the loan agreement, the Fund must maintain a level of collateral to debt of at least 150%.

Note 6. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at August 31, 1997 was $39,431,225.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 7. 'When and If' Issued Bonds

'When and if' issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a 'when and if' issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the 'when and if' issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in 'when and if' issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

For the year ended August 31, 1997, the Fund sold approximately $9 million of 'when and if' issued Russian IAN bonds and recorded an unrealized gain of $1,323,750. Settlement of the transaction and recognition of the realized gain is contingent upon the successful closing of Russia's Brady plan before December 31, 1997.

Note 8. Credit Risk

The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of sovereign bonds and loan participations held by the Fund.

GLOBAL             PARTNERS             INCOME             FUND             INC.
------------------------------
Notes to Financial Statements (concluded)

Note 9. Events Subsequent to August 31, 1997

On September 2 and October 1, 1997, the Board of Directors of the Fund declared a dividend from net investment income, each in the amount of $.11875 per share, payable on September 30 and October 31, 1997, to shareholders of record on September 16 and October 15, 1997, respectively.

On September 24, 1997, Travelers Group ('Travelers') and Salomon Inc ('Salomon'), the ultimate parent company of the Investment Adviser, announced their agreement (the 'Transaction') to merge Salomon with and into Smith Barney Holdings Inc., a subsidiary of Travelers, to form a new company expected to be called Salomon Smith Barney Holdings Inc. Travelers is a diversified financial services company engaged in investment services, asset management, consumer finance and life and property casualty insurance services.

The Transaction is expected to be completed by the end of November, 1997, subject to a number of conditions, including the receipt of U.S. and foreign regulatory approvals and the approval of Salomon stockholders. Upon consummation of the Transaction, as proposed, Travelers will become the ultimate parent of the Investment Adviser, which will continue to serve as investment adviser to the Fund.

At a special meeting of stockholders of the Fund held on October 14, 1997, the Fund's shareholders approved a new investment management agreement for the Fund with Value Advisors LLC ('Value Advisors') and a new investment advisory and administration agreement among the Fund, Value Advisors and the Investment Adviser. The new agreements will take effect upon the closing of the sale of Value Advisors by Oppenheimer Group Inc. to PIMCO Advisors L.P., which is expected to occur in November, 1997. Prior to the closing, Value Advisors will assume the responsibilities and obligations that are currently performed by the Investment Manager under the existing agreements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
---------------------
Financial Highlights
DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                   FOR THE          FOR THE         FOR THE        FOR THE
                                                  YEAR ENDED      YEAR ENDED       YEAR ENDED    PERIOD ENDED
                                                  AUGUST 31,      AUGUST 31,       AUGUST 31,     AUGUST 31,
                                                     1997            1996             1995         1994(a)
-------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period...........    $  13.88        $   11.11        $  12.01       $  14.02
                                                   --------        ---------        --------       --------
Net investment income..........................        1.55             1.70            1.54           0.97
Net realized gain (loss) and change in net
  unrealized appreciation (depreciation) on
  investments..................................        2.46             2.56           (1.02)         (1.86)
                                                   --------        ---------        --------       --------
Total from investment operations...............        4.01             4.26            0.52          (0.89)
                                                   --------        ---------        --------       --------
Less distributions
  Dividends from net investment income.........       (1.71)           (1.49)          (1.42)         (0.98)
  Dividends from short-term gains..............        --             --            --          (0.07)
  Dividends in excess of net investment
    income.....................................        --             --            --          (0.02)
                                                   --------        ---------        --------       --------
Total distributions............................       (1.71)           (1.49)          (1.42)         (1.07)
                                                   --------        ---------        --------       --------
Offering costs on issuance of common stock.....        --             --            --          (0.05)
                                                   --------        ---------        --------       --------
Net asset value, end of period.................    $  16.18        $   13.88        $  11.11       $  12.01
                                                   --------        ---------        --------       --------
Per share market value, end of period..........    $15.4375        $   13.25        $ 11.125       $  11.75
Total investment return based on market
  price per share(c)...........................      31.28%           34.22%           8.01%         (9.02%)(b)
Ratios to average net assets:
    Operating expenses.........................       1.31%            1.32%           1.39%          1.38%(d)
    Interest expense...........................       2.24%            2.87%           3.46%          1.39%(d)
    Total expenses.............................       3.55%            4.19%           4.85%          2.77%(d)
    Net investment income......................      10.14%           13.51%          14.10%          9.05%(d)
    Portfolio turnover rate....................     106.79%           91.80%          85.15%         11.71%
    Net assets, end of period (000)............    $234,735        $ 201,398        $161,178       $174,252
    Bank loans outstanding, end of period
      (000)....................................    $ 75,000        $  75,000        $ 75,000       $ 75,000
    Weighted average bank loans (000)..........    $ 75,000        $  75,000        $ 75,000       $ 47,272
    Weighted average interest rate on bank
      loans....................................       6.65%            6.99%           7.34%          5.44%(d)
-------------------------------------------------------------------------------------------------------------

 (a) For the period October 29, 1993 (commencement of investment operations) through August 31, 1994.

 (b) Return calculated based on beginning of period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $11.75 per share. This calculation is not annualized.

 (c) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

 (d) Annualized.

                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Report of Independent Accountants
To the Board of Directors and Shareholders of Global Partners Income Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Global Partners Income Fund Inc. (the 'Fund') at August 31, 1997, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period October 29, 1993 (commencement of operations) through August 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, N.Y.
October 16, 1997

GLOBAL             PARTNERS             INCOME             FUND             INC.
-----------------------------------------
Selected Quarterly Financial Information (unaudited)
SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                                             NET REALIZED GAIN
                                                                                              (LOSS) & CHANGE
                                                                                             IN NET UNREALIZED
                                                                     NET INVESTMENT            APPRECIATION
                                                                         INCOME               (DEPRECIATION)
                                                                 ----------------------    ---------------------
QUARTERS ENDED*                                                  TOTAL      PER SHARE       TOTAL      PER SHARE
----------------------------------------------------------------------------------------------------------------

November 30, 1995.............................................   $5,821        $.40        $  7,198     $   .50
February 29, 1996.............................................    6,198         .43          13,594         .93
May 31, 1996..................................................    6,347         .44           9,993         .69
August 31, 1996...............................................    6,313         .43           6,317         .44
November 30, 1996.............................................    6,038         .42          18,781        1.29
February 28, 1997.............................................    5,658         .39          10,982         .76
May 31, 1997..................................................    5,426         .37          (1,100)       (.07)
August 31, 1997...............................................    5,440         .37           6,991         .48
----------------------------------------------------------------------------------------------------------------

* Totals expressed in thousands of dollars except per share amounts.

                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------

PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan

1. Each shareholder initially purchasing shares of common stock ('Shares') of Global Partners Income Fund Inc. (the 'Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (the 'Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the 'Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that

GLOBAL             PARTNERS             INCOME             FUND             INC.
-------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan  (continued)

such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to

GLOBAL             PARTNERS             INCOME             FUND             INC.
-------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan  (continued)

purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as

GLOBAL             PARTNERS             INCOME             FUND             INC.
-------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan  (concluded)

applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

GLOBAL             PARTNERS             INCOME             FUND             INC.

------------
Directors

CHARLES F. BARBER
     Consultant; formerly Chairman,
     ASARCO Incorporated

LESLIE H. GELB
     President, The Council on Foreign Relations

MICHAEL S. HYLAND
     Chairman of the Board;
     Managing Director, Salomon Brothers Inc President, Salomon Brothers Asset Management Inc

ALAN RAPPAPORT
     President;
     Executive Vice President,
     Oppenheimer & Co., Inc.

RIORDAN ROETT
     Professor and Director, Latin American
     Studies Program, Paul H. Nitze
     School of Advanced International Studies,
     Johns Hopkins University

JESWALD (W) SALACUSE
     Henry J. Braker Professor of Commercial Law, and formerly Dean, The Fletcher School of
     Law & Diplomacy Tufts University

----------
Officers

MICHAEL S. HYLAND
     Chairman of the Board

ALAN RAPPAPORT
     President

PETER J. WILBY
     Executive Vice President

BETH SEMMEL
     Executive Vice President

THOMAS K. FLANAGAN
     Executive Vice President

ALAN M. MANDEL
     Treasurer

LAURIE A. PITTI
     Assistant Treasurer

NOEL B. DAUGHERTY
     Secretary

JENNIFER G. MUZZEY
     Assistant Secretary

----------------------
Global Partners
Income Fund Inc.
     7 World Trade Center
     New York, New York 10048

INVESTMENT MANAGER
     Advantage Advisers, Inc.
     Oppenheimer Tower
     World Financial Center
     New York, New York 10281

INVESTMENT ADVISER
     Salomon Brothers Asset Management Inc
     Seven World Trade Center
     New York, New York 10048

CUSTODIAN
     The Chase Manhattan Bank
     Four Metrotech Center
     Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
     American Stock Transfer & Trust Company
     40 Wall Street
     New York, New York 10005

INDEPENDENT ACCOUNTANTS
     Price Waterhouse LLP
     1177 Avenue of the Americas
     New York, New York 10036

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
     GDF
--------------------------------------------------------------------------------

                              STATEMENT OF DIFFERENCES
                              ------------------------

   The division sign shall be expressed as....................... [div]